UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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AGILE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 23, 2021

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the “Annual Meeting”), which, in light of the ongoing COVID-19 pandemic and related public health concerns, will be held virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2021 on Tuesday, June 8, 2021 at 9:00 a.m. local time.

Pursuant to U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting our proxy materials on the Internet and delivering to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access or request a copy of our Proxy Statement and our Annual Report to Stockholders. This process reduces the environmental impact and costs associated with printing and distributing our proxy materials.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet prior to the Annual Meeting or virtually at the Annual Meeting, by telephone, or, if you requested printed copies of our proxy materials, by completing, dating and returning a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Please review the instructions on the Notice of Internet Availability or the proxy card regarding each of these voting options.

Thank you for your ongoing support of Agile.

Very truly yours,

Al Altomari
Chairman and Chief Executive Officer

AGILE THERAPEUTICS, INC.

101 Poor Farm Road

Princeton, New Jersey 08540

NOTICE OF

2021 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Tuesday, June 8, 2021 at 9:00 a.m. local time.
Place:	In light of the ongoing COVID-19 pandemic and related public health concerns, we will hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2021
Items of Business:	(1)

Elect three directors named in the proxy statement accompanying this notice to serve as Class I directors until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Conduct a non-binding advisory vote on the 2020 compensation of our named executive officers.
(3) Ratify the appointment of Ernst & Young LLP as Agile Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2021.
(4) Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 14, 2021.
List of Stockholders:

A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our principal executive offices at 101 Poor Farm Road, Princeton, New Jersey 08540. This stockholder list will also be available for review online during the Annual Meeting.

Voting:

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the proxy statement and vote promptly. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About Procedural Matters.”

By order of the board of directors,

Al Altomari
Chairman and Chief Executive Officer

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 23, 2021

SUMMARY INFORMATION

To assist you in reviewing the proposals to be acted upon at the Annual Meeting, below is a summary of each proposal and a high-level overview of our corporate governance structure. The information below is only a summary. For more information, please review the complete proxy statement and our 2020 Annual Report in full.

PROXY SUMMARY

Summary of Stockholder Voting Matters

		For More		Board of Directors
Proposals		Information		Recommendation
1:	Election of Class I Directors for Three Year Term Expiring in 2024	Page 10	√	FOR Each Nominee

2:	Conduct a Non-binding Advisory Vote on the 2020 Compensation of our Named Executive Officers	Page 36	√	FOR

3:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021	Page 38	√	FOR

Our Director Nominees

You are being asked to vote on the election of Al Altomari, John Hubbard, Ph.D., FCP and James P. Tursi, M.D. as Class I directors, each to serve for a three-year term, expiring at our 2024 Annual Meeting of Stockholders. The number of members of our board is currently set at seven and the board is divided into three classes, each of which has a three-year term. Class I consists of three directors, and each of Class II and Class III consist of two directors.

The term of office of our Class I directors expires at the Annual Meeting. We are nominating Al Altomari, John Hubbard, Ph.D., FCP and James P. Tursi, M.D. for election at the Annual Meeting to serve until the 2024 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Al Altomari, John Hubbard, Ph.D., FCP and James P. Tursi, M.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

					Committee				Other Current
		Director			Memberships				Public Company
Name	Age	Since	Occupation	Independent	AC	CC	NG	ST	Boards
Al Altomari	62	2004	Chairman of the Board and Chief Executive Officer at Agile Therapeutics, Inc.	No					Insmed Inc. and Baudax Bio, Inc.
John Hubbard, Ph.D., FCP	64	2014	Strategic Advisor, Genstar Capital	Yes	M		C		None
James P. Tursi, M.D.	56	2014	Chief Scientific Officer, Ferring Pharmaceuticals US	Yes		M		C	None

AC = Audit Committee     CC = Compensation Committee     NG = Nominating and Corporate Governance Committee

ST = Science and Technology Committee     C = Chair     M = Member

Corporate Governance Summary Facts

The following table summarizes our current board structure and key elements of our corporate governance framework:

Governance Item
Size of Board	7
Number of Independent Directors	6
Chairman of the Board	Al Altomari
Lead Independent Director	Seth H.Z. Fischer
All non-employee directors and board committee members are independent	Yes
Board and Committee Self-Evaluations	Annual
Review of Independence of Board and Committees	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Board oversees succession planning for the CEO	Yes
Board and its Committees may retain their own independent advisors at our expense	Yes
Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis	Yes
Corporate Governance Guidelines	Yes

AGILE THERAPEUTICS, INC.

101 Poor Farm Road

Princeton, New Jersey 08540

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the 2021 Annual Meeting of Stockholders, or Annual Meeting, to be held at virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2021 at 9:00 a.m. local time on Tuesday, June 8, 2021, and any postponements or adjournments thereof.

We are providing access to our proxy materials over the Internet. On April 23, 2021, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders, unless they requested a printed copy of our proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice of Internet Availability. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

In light of the ongoing COVID-19 pandemic and related public health concerns, we will hold the Annual Meeting in a virtual format only, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/AGRX2021. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.

As used in this proxy statement, the terms “Agile,” “we,” “us,” and “our” mean Agile Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:            Why am I receiving these proxy materials?

A:          Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held virtually on Tuesday, June 8, 2021 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein.

Q:            What is the Notice of Internet Availability?

A:

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

We expect to mail the Notice of Internet Availability to all stockholders entitled to vote at the Annual Meeting on or about April 23, 2021. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.

Q:            What is included in the proxy materials?

A:          The proxy materials include:

●	This proxy statement for the Annual Meeting; and
●	Our 2020 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2020; and
●	If you request printed versions of these materials be sent to you by mail, these materials will also include a proxy card or voting instruction form for the Annual Meeting.

Q:            How can I get electronic access to the proxy materials?

A:          The Notice of Internet Availability of Proxy Materials provides you with instructions regarding how to view the proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability of Proxy Materials, to you electronically by e-mail. The Company’s proxy materials are also available on the Company’s website at www.agiletherapeutics.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

Q:            What information is contained in this proxy statement?

A:          The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:            Where is the Annual Meeting?

A:          In light of the COVID-19 pandemic and related public health concerns, we will hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2021.

Q:            Can I attend the Annual Meeting?

A:          This year's Annual Meeting will take place virtually through the Internet, in light of the COVID-19 pandemic and related public health concerns. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the format of this year's virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AGRX2021. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder of record as of the close of business on April 14, 2021, or the Record Date. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGRX2021, you must enter the 16-digit control number found on your proxy card or other proxy materials. If you do not have a control number, please contact the brokerage firm, bank, dealer, or other similar organization that holds your account as soon as possible so that you can be provided with a control number. The use of recording or photographic equipment is not permitted at the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. local time. We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on June 8, 2021. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page.

Stock Ownership

Q:            What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:          Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the “stockholder of record,” and the Notice of Internet Availability, or if requested, these proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online during the Annual Meeting. If you requested a paper copy of the proxy materials, we have enclosed a proxy card for you to use.

Beneficial owners—Many Agile stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice of Internet Availability, or if requested, these proxy materials, are being forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Quorum and Voting

Q:            How many shares must be present or represented to conduct business at the Annual Meeting?

A:          A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the

DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposals		Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
1:	Election of Class I Directors for Three Year Term Expiring in 2024	Plurality of votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
2:	Conduct a Non-Binding Advisory Vote on the 2020 Compensation of our Named Executive Officers	Majority of shares present in person or represented by proxy	Abstentions will have the effect of negative votes; broker non votes will have no effect on the outcome of the proposal	No
3:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021	Majority of shares present in person or represented by proxy	Abstentions will have the effect of negative votes; broker non-votes will have no effect on the outcome of the proposal	Yes

Q:            Who is entitled to vote at the Annual Meeting?

A:           Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 88,263,741 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Agile will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:            How can I vote my shares at the Annual Meeting?

A:          Shares held in your name as the stockholder of record may be voted online at the virtual Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number found on your Notice of Internet Availability, proxy card or voting information form and following the instructions at www.virtualshareholdermeeting.com/AGRX2021. Even if you plan to attend the Annual Meeting, we recommend that you vote before the Annual Meeting, so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

Q:            How do I submit a question at the Annual Meeting?

A:          If you wish to submit a question, on the day of the Annual Meeting, beginning at 8:50 a.m., you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/AGRX2021, type your question into the “Ask a question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/AGRX2021 during the Annual

Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized.

Q:            How can I vote my shares without attending the Annual Meeting?

A:          Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting, as summarized below.

Internet—Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on the Notice of Internet Availability until 11:59 p.m., local time, on June 7, 2021 or by following the instructions at www.proxyvote.com. Most of our stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, trustees or nominees. A large number of banks and brokerage firms are participating in the Broadridge Financial Solutions, Inc. (“Broadridge”) online program. This program provides eligible stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in the Broadridge program.

Telephone—Depending on how your shares are held, you may be able to vote by telephone. If this option is available to you, you will have received information with the Notice of Internet Availability explaining this procedure.

Mail—If you are a record holder (i.e. you own your shares directly and not through a broker), you may request a proxy card from us on which you can indicate your vote by completing, signing and dating the card where indicated and by returning it in the prepaid envelope that will be included with the proxy card. If you hold your shares in street name, the voting instructions provided by your broker, trustee or nominee will indicate how you may vote by mail.

Q:            What proposals will be voted on at the Annual Meeting?

A:          At the Annual Meeting, stockholders will be asked to vote:

1)	To elect the three directors identified in this proxy statement to serve as Class I directors until the 2024 Annual Meeting of stockholders and until their successors are duly elected and qualified;
2)	To conduct a non-binding advisory vote on the 2020 compensation of our named executive officers;
3)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021; and
4)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:            What is the voting requirement to approve each of the proposals?

A:          Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. “Plurality” means that the three individuals who receive the largest number of votes cast “for” will be elected as directors. As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor.

Proposal Two —The non-binding advisory vote on the 2020 compensation of our named executive officers is not binding on, nor does it overrule, any decisions of the Company, the board or the compensation committee. We value the input of our stockholders, and in the event that Proposal 2 is not approved by a majority of shares present in person or represented by proxy and entitled to vote thereon, the board and the compensation committee will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Proposal Three—The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote thereon is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:           How does the board of directors recommend that I vote?

A:          Our board of directors unanimously recommends that you vote your shares:

●	“FOR” the the election of the nominees as directors listed in Proposal One;
●	“FOR” the non-binding advisory vote on the 2020 compensation of our named executive officers in Proposal Two; and
●	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021in Proposal Three.

Q:            What happens if I do not give specific voting instructions?

A:          Stockholder of record—If you are a stockholder of record and you:

● Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

● Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by our board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:            How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:          Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. Your broker will not have discretion to vote on the election of directors or the non-binding advisory vote on the 2020 compensation of our named executive officers. Please also see the voting summary table on page 3.

Please note that brokers may not vote your shares on the (i) election of directors, or (ii) non-binding advisory vote on the 2020 compensation of our named executive officers in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:            What happens if additional matters are presented at the Annual Meeting?

A:          If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the proxy holders will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:            Can I change or revoke my vote?

A:          Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting virtually and voting online as instructed above during the meeting (although attendance at the virtual Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote, but no later than 11:59 p.m., local time, on June 7, 2021.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting virtually and voting online during the meeting; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:            Who will bear the cost of soliciting votes for the Annual Meeting?

A:          We will bear all expenses of this solicitation. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Agile may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:            Is my vote confidential?

A:          Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agile or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:            Where can I find the voting results of the Annual Meeting?

A:          We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:            What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:          You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2022 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 24, 2021 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or by any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2022 annual meeting of stockholders is between January 7, 2022 and February 8, 2022.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in “Corporate Governance—Stockholder Communications with the Board of Directors.”

Q:            How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:          A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Agile’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:            How may I obtain a separate copy of the Notice of Internet Availability?

A:          If you share an address with another stockholder, each stockholder may not receive a separate copy of the Notice of Internet Availability because some brokers and other nominee record holders may be participating in the practice of “householding,” which reduces duplicate mailings and saves printing and postage costs. If your Notice of Internet Availability is being householded and you would like to receive separate copies, or if you are receiving multiple copies and would like to receive a single copy, please contact our Investor Relations Department at (609) 683-1880 or write to us at 101 Poor Farm Road, Princeton, NJ 08540, Attention: Investor Relations.

Q:            Can I access Agile’s Proxy Materials and Annual Report on Form 10-K over the Internet?

A:

Yes. All stockholders and beneficial owners will have the ability to access our proxy materials, free of charge, at www.proxyvote.com with their control number referred to in the Notice of Internet Availability. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is also available on the Internet as indicated in the Notice of Internet Availability.

Q:            What is the mailing address for Agile’s principal executive offices?

A:          Our principal executive offices are located at 101 Poor Farm Road, Princeton, NJ 08540. The telephone number at that location is (609) 683-1880.

Any written requests for additional information, copies of the proxy materials and 2020 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2021.

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The terms of office of our Class I directors, Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D., will expire at this year’s Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

Three Class I directors have been nominated for election at the Annual Meeting for a three-year term expiring in 2024. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D. for election as Class I directors. The term of office of each nominee elected as a director will continue until such director’s term expires in 2024, and until such director’s successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class I Directors for a Term Expiring in 2024

The following information about each of the nominees is presented as of April 23, 2021, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our board of directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Al Altomari	62

Mr. Altomari has served as our Chairman of the board and Chief Executive Officer since October 2016 and has been a member of our board of directors since February 2004. Mr. Altomari served as President and Chief Executive Officer from 2010 to 2016. Previously Mr. Altomari served as Agile's Executive Chairman from 2004 to 2010. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier’s board of directors, Mr. Altomari completed the successful sale of Barrier to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. From 1982 to 2003, Mr. Altomari held numerous executive roles in general management, commercial operations, business development, product launch preparation, and finance with Johnson & Johnson. Mr. Altomari also serves on the board of directors of Insmed Inc. and Baudax Bio, Inc. He previously served on the board of directors of Recro Pharm, Inc. Mr. Altomari received an M.B.A. from Rider University and his B.S. from Drexel University. He currently serves on the Board of Trustees at Drexel University. He is also currently a member of the Board of Directors for TASK (Trenton Area Soup Kitchen). We believe Mr. Altomari’s qualifications to sit on our Board of Directors include his extensive pharmaceutical industry leadership and operations experience.

Name	Age	Principal Occupation and Business Experience
John Hubbard, Ph.D., FCP	64

Dr. Hubbard has served as a member of our board of directors since November 2014. Dr. Hubbard currently serves on the Strategic Advisory Board of Genstar Capital and is responsible for advising the private equity firm on investments in the area of healthcare. He also serves as a non-Executive Director on the Board of Directors of Signant Health, a privately-owned specialty clinical trials and technology service provider, and Advarra, a privately-owned institutional review board. Dr. Hubbard was President and the Chief Executive Officer of Bioclinica, a leading privately-owned provider of medical imaging, clinical technology and research services from 2015 to 2018. Prior to joining BioClinica, from 2010 to 2014, he was Senior Vice President and Worldwide Head of Development Operations for Pfizer Inc. and was responsible for the global clinical trial operations and management of more than 450 clinical projects from Phase I to IV. He was a founding member of the Board of Directors of TransCelerate Biopharma, Inc., a leading biopharma industry consortium, and served on the Executive, Audit and Finance Committees. Dr. Hubbard has been leading pharmaceutical research and development activity for over thirty years and held positions of increasing responsibility in the biopharmaceutical and clinical research and development services industries. Prior to joining Pfizer in 2010, he was Group President, Global Clinical Research Services at ICON Clinical Research, a leading global clinical research organization, where he was responsible for the global business and operations. He is an Executive Committee Member on the Clinical Trials Transformation Initiative, Board Member of Life Sciences Pennsylvania and former Chairman of the Board of the Association of Clinical Research Organizations (ACRO). During his career, Dr. Hubbard has been directly responsible for drug discovery and non-clinical pharmacology, clinical pharmacology, project management, product development optimization, commercial assessment of new chemical entities, and clinical development operations. He has led several drug development teams to successful commercialization of new chemical entities and has participated at FDA meetings to support end of Phase II and end of Phase III data presentations for psychiatric, neurological, cardiovascular, and anti-infective drugs. Dr. Hubbard received a Bachelor of Science degree in Biopsychology from the University of Santa Clara and a Doctorate from the University of Tennessee, with a research focus on the genetic basis of hypertension and autonomic dysfunction. He was a National Institute of Health Postdoctoral Fellow in Cardiovascular and Clinical Pharmacology at the University of Texas Health Sciences Center. We believe Dr. Hubbard’s qualifications to sit on our Board of Directors include his extensive pharmaceutical experience leading research operations and his significant educational background.

Name	Age	Principal Occupation and Business Experience
James P. Tursi, M.D.	56

Dr. Tursi has served as a member of our board of directors since October 2014. Dr. Tursi currently serves as Chief Scientific Officer at Ferring Pharmaceuticals and is responsible for US Clinical Pharmaceutical Development, Medical Affairs, Pharmacovigilance, Project Planning and Regulatory Affairs. Previously, from August 2018 to April 2020, Dr. Tursi served as Executive Vice President, Head of Research & Development, and Chief Medical Officer for Antares Pharma, Inc., a specialty pharmaceutical company focused on the development and commercialization of self-administered parenteral pharmaceutical products using advanced drug delivery auto injection technology. At Antares, he was responsible for all pharmaceutical and clinical development / medical affairs activities. Prior to Antares Pharma, Inc., from 2015 to 2018, he served as Chief Medical Officer for Aralez Pharmaceuticals, Inc. and was responsible for oversight of the clinical development, pharmacovigilance, medical affairs and regulatory affairs functions. Prior to Aralez Pharmaceuticals, he served as Chief Medical Officer of Innocoll AG where he was responsible for managing all clinical research and development, medical affairs and safety activities. Prior to joining Innocoll, Dr. Tursi served as the Chief Medical Officer of Auxilium Pharmaceuticals from 2011 to 2015. He served as Vice President of Clinical Research and Development at Auxilium from 2009 to 2011. Prior to Auxilium, Dr. Tursi was at GlaxoSmithKline Biologicals from 2006 to 2009, where he was the Director of Medical Affairs for cervical cancer vaccines in North America. From 2004 to 2006, Dr. Tursi served as a Medical Director for Procter & Gamble Pharmaceuticals where he worked in various therapeutic areas including female sexual dysfunction, overactive bladder, and osteoporosis. Dr. Tursi was a board certified OB/GYN and practiced medicine for over 10 years. He was the founder of the medical education company I Will Pass®, which assisted physicians in the process of board certification. Dr. Tursi received his Doctor of Medicine degree from the Medical College of Pennsylvania and completed his residency fellowship training at The Johns Hopkins Hospital. We believe Dr. Tursi’s qualifications to sit on our Board of Directors include his extensive clinical experience in the area of Obstetrics and Gynecology, pharmaceutical experience leading medical and research operations and his significant educational background.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS I
NOMINEES NAMED ABOVE.

The following contains certain information about those directors whose terms do not expire at the Annual Meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the directors should serve on our board. The age of each director as of April 23, 2021 is also set forth below.

Incumbent Class II Directors Whose Terms Expire in 2022

Name	Age	Principal Occupation and Business Experience
Sandra Carson, M.D., FACOG	67

Dr. Carson has served as a member of our board of directors since June 2020.  Dr. Carson is a Professor of Obstetrics, Gynecology and Reproductive Sciences and Director, Reproductive Endocrinology and Infertility at Yale University.  Most recently, she served as the Emeritus Vice President for Education at the American College of Obstetricians & Gynecologists (ACOG) from August 2018 to February 2019 and Vice President for Education from March 2013 to August 2018.  Prior to joining ACOG she served as Professor and Director of the Division of Reproductive Endocrinology and Infertility at Brown University from January 2007 to February 2013.  She had previously directed the Assisted Reproductive Technology programs at the University of Tennessee (1986 to 1998) and the Baylor College of Medicine from October 1998 to June 2007. Dr. Carson is one of the foremost leaders in the field of reproductive endocrinology and infertility and she has published over 150 papers, received numerous competitive grants and had a major impact on the field.  She has held multiple national leadership positions including President of the American Society for Reproductive Medicine (ASRM), Member of the council of the National Institutes of Child Health and Human Development, Head of the Reproductive Endocrinology and Infertility Division of the American Board of Obstetrics and Gynecology (ABOG), Director and Vice President of the ABOG board and Vice President of ACOG.  Dr. Carson served on the U. S. Food and Drug Administration’s Fertility and Maternal Health Drugs Advisory Committee from July 1992 to July 1996 and the from 2007 to 2009.  Dr. Carson is a board-certified OB/GYN.  She received her Doctor of Medicine degree and completed her residency fellowship training at Northwestern University Medical School and fellowship training at Michael Reese Hospital Medical Center, University of Chicago. We believe Dr. Carson’s qualifications to sit on our Board of Directors include her extensive medical and clinical experience in the area of Obstetrics, Gynecology and Reproductive Sciences and her significant educational background.

Seth H.Z. Fischer	65

Mr. Fischer has served as a member of our board of directors since July 2016, and as our Lead Independent Director since June 2020. Mr. Fischer currently serves as a member of the Board of Directors of Marinus Pharmaceuticals, Inc., Spectrum Pharmaceuticals, Inc., and is also an advisor to MedHab, LLC. Previously, from 2013 to 2017, Mr. Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc., a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs. He has served in positions of increasing responsibility with Johnson & Johnson from 1983 until his retirement in 2012. Most recently, Mr. Fischer served as Company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman, Cordis Corporation from 2008 to 2012, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals from 2000 to 2004. His operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraine and products in the analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women's health areas, including ORTHO EVRA®, one of the most successful contraceptive launches in the U.S and the first ever contraceptive patch. He earned a Bachelor of General Studies from Ohio University and served as a captain in the U.S. Air Force. We believe Mr. Fischer’s qualifications to sit on our Board of Directors include his extensive pharmaceutical industry leadership and operations experience.

Incumbent Class III Directors Whose Terms Expire in 2023

Name	Age	Principal Occupation and Business Experience
Sharon Barbari	66

Ms. Barbari has served as a member of our board of directors since June 2020. Ms. Barbari has over 40 years of pharmaceutical and biotechnology experience. From 2004 to 2017, she was Chief Financial Officer at Cytokinetics, a biopharmaceutical company focused on developing and commercializing first-in-class muscle activators for the treatment of diseases and conditions where muscle function is declining or limited. From 2002 to 2004, she was employed as Chief Financial Officer and Senior Vice President of Finance and Administration at InterMune.  Ms. Barbari spent four years from 1998 to 2002 in senior financial roles at Gilead Sciences, including Chief Financial Officer. In this capacity, she led the finance, accounting, and information technology functions during a period of significant growth for Gilead. Ms. Barbari was also employed as Vice President of Strategic Planning at Foote, Cone & Belding Healthcare. She began her career at Syntex Corporation/Roche Pharmaceuticals, where she held various roles of increasing responsibility from 1972 to 1996. Ms. Barbari currently serves as a board member for Sonoma Pharmaceuticals and Vyne Therapeutics (formerly Menlo Therapeutics), and as a board member for the Association of Bioscience Finance Officers Northern California Chapter. She previously was a board member for Phytogen Life Sciences. In 2017, Ms. Barbari was a recipient of the YWCA Silicon Valley Tribute to Women Awards. She received her B.S. in accounting from San Jose State University. We believe Ms. Barbari’s qualifications to sit on our Board of Directors include her extensive pharmaceutical industry leadership and financial operations experience.

Ajit S. Shetty, Ph.D.	74

Dr. Shetty has served as a member of our board of directors since February 2016. Dr. Shetty currently also serves as a member of the Board of Directors of Actinium Pharmaceuticals, Inc. Dr. Shetty spent 36 years at Johnson & Johnson (“J&J”) in a wide range of global roles. From 2007 to 2012, he served as Corporate Vice President, Enterprise Supply Chain reporting to the CEO and was responsible for the transformation and optimization of J&J’s supply chain. Dr. Shetty served as Managing Director of Janssen Pharmaceutica, Belgium from 1999 to 2008, and was part of the management team that grew the Janssen Group of Companies from $1 billion to $8 billion in global sales. Dr. Shetty held the position of Executive Vice President Finance from 1991 to 1999. As President of Janssen Pharmaceutica, U.S. from 1984 to 1990, Dr. Shetty was responsible for in-licensing Durogesic, the first transdermal pain medication, which became the fourth largest J&J product in 2008, with sales reaching $2 billion. In recognition of his unique services as a business leader, Dr. Shetty was awarded the Right Honourable Sir and Title of Baron by King Albert II of Belgium in 2008 and the Life-Time Achievement Award by India in 2010. He was elected “Manager of the Year 2004” by the magazine Trends and Kanaal Z. Dr. Shetty serves as a Trustee of Carnegie Mellon University and has served on the corporate Advisory Board of Johns Hopkins Carey School of Business, the Board of Governors for GS1 (Global Standards), the Board of MCB Forum as Chairman, and the Supervisory Board of Cilag GMBH in Switzerland. He earned a Ph.D. in Metallurgy and B.A. Natural Sciences from Trinity College, Cambridge University and a Master of Business Administration from Carnegie Mellon University. We believe Dr. Shetty’s qualifications to sit on our Board of Directors include his extensive pharmaceutical experience leading commercial and supply chain operations and his significant educational background.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.

CORPORATE GOVERNANCE

Corporate Governance Materials and Practices

Our written corporate governance materials, including our Bylaws, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, and Science and Technology Committee Charter are posted on our website at www.agiletherapeutics.com under the heading “Investor Relations—Corporate Governance.” Our corporate governance practices include the following:

●	Our board of directors has a Lead Independent Director, and all of our non-employee directors and board committee members are independent.
●	Our board of directors oversees succession planning for executive officers, including the Chief Executive Officer.
●	Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis.
●	Directors may retain their own independent advisors at our expense.
●	Our board of directors and each committee thereof conduct self-evaluations at least once per year to assess their performance and ways in which performance could be improved.
●	Our board of directors addresses the importance of incorporating new viewpoints through the director evaluation and nomination process. Our director composition reflects a mix of tenure on our board of directors (ranging from 1 year to 17 years), which we believe provides an effective balance of historical perspective and an understanding of the evolution of the Company with fresh perspectives and insights.

Environmental, Social and Governance Considerations

We are a forward-thinking women’s healthcare company dedicated to fulfilling the unmet needs of today’s women, and we take our responsibility to patients, employees, the medical community, and the communities in which we live and work very seriously. We are an emerging company that is focused on growing as a commercial organization. We recognize that as we grow, we have a responsibility to focus on a variety of environmental, social and governance (ESG) considerations and partner with companies that reflect our values as a company and our commitment to our larger community. We plan to seek ways to incorporate these ESG considerations into our business plans and we have already focused on the following areas:

Diversity, Equity and Inclusion: We are focused on promoting diversity in our workforce and taking steps to support equity and inclusion for all. We believe that these values provide us with a competitive advantage that can drive creative and innovative thinking and ultimately enhance our business. As of the Record Date, women represented 30% of the Board and are in key leadership positions in our commercial operations, heading up our sales, marketing and corporate staff functions. Overall, of the last 6 openings on our Board and management team, 5 have been filled with women candidates. We expect to continue to promote diversity in our company by advancing the development of diverse talent and pursuing diverse succession plans both in our employee workforce and on our Board.

Patient Support: Advancing women’s health is at the core of our mission. Our current product and product candidates are designed to offer women more freedom and flexibility through additional contraceptive options. The key phase 3 clinical trial we conducted to support the approval of Twirla, our transdermal contraceptive product, included a broad and diverse population of women representative of the U.S. female population seeking hormonal contraception. The trial included women across a broad range of demographic characteristics such as age, race, ethnicity and weight and was one of the first trials to generate data on the relationship between weight and the safety and efficacy of a hormonal contraceptive. Our goal is to make our products as accessible as possible in all communities, and we are working with numerous stakeholders to enable this access as appropriate. We seek to support this objective with a comprehensive series of programs that include educational, product replacement and co-pay support (implemented in a compliant way). We also have engaged more broadly with women’s health advocacy groups and other advisory groups to understand the needs of the patients we seek to help.

Employee Wellness: We believe that our employees are a key to our success, and we have prioritized investing in our employees and our workplace culture as we grow our company. As part of these efforts, we have implemented several wellness programs to help empower our workforce. These programs focus on financial, physical and mental well-being. We intend to build on these programs as we grow.

COVID-19 Support: We have implemented several programs during the COVID-19 pandemic to support our employees. Our employees are provided the ability to work virtually to promote health and balance business and home responsibilities. We have enhanced our internal communications and touch points to ensure connectivity to our workforce. Our employees are able to use our facilities at their own discretion, subject to safety protocols we have implemented to maintain social distancing and adequate sanitation in line with state and CDC guidelines. Additionally, we have implemented programs to encourage wellness activities throughout the day and have provided employees with flexibility to take additional time off for vaccinations and sick time if needed. We will continue to manage this situation with a focus towards the safety of our employees.

Environmental Impact: We are cognizant of our responsibility to our broader environment and our need to grow in a sustainable way. Prior to the pandemic and working remotely, we supported several green measures in an effort to reduce our Company's carbon footprint in our corporate office, including increasing recycling efforts, encouraging the reduced use of paper, reducing the use of disposable kitchen supplies by providing re-useable service-ware and utensils to employees, and limiting waste in food service. We plan to evaluate ways to enhance these and other sustainability measures as we make plans to return to our corporate office on a regular basis.

Community Service: We are committed to giving back to our communities. We partake in several employee-led community service initiatives. In addition, in 2020, rather than provide holiday gifts to employees, we donated the funds that we would have used to purchase them to various charities.

Code of Business Conduct and Ethics

Our board of directors has adopted a code of business conduct and ethics. The code of business conduct and ethics applies to all of our employees, officers and directors. The full text of our code of business conduct and ethics is posted on our website at www.agiletherapeutics.com. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waivers of, our code of business conduct and ethics, at the same location on our website identified above or in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy.

Hedging and Pledging Policies

We have adopted an insider trading policy that includes a provision that restricts our directors, officers and employees from engaging in hedging or monetization transactions involving our securities and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans without prior written approval.

Board Composition

Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Six of our seven directors are independent within the meaning of the listing rules of the Nasdaq Capital Market, or Nasdaq. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Our board of directors has determined that none of our non-employee directors or director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our current non-employee directors is “independent” as that term is defined under Nasdaq rules. The independent members of our board of directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of the current members of our audit committee, Sharon Barbari, Seth H.Z. Fischer, and John Hubbard, Ph.D., FCP, qualifies as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

Al Altomari is the Chairman of our board of directors and Seth H.Z. Fischer is our Lead Independent Director. Mr. Fischer succeeded Abhijeet Lele, who served as our Lead Independent Director until June 9, 2020. Our Lead Independent Director chairs the executive sessions of our board of director meetings, oversees the board of directors’ annual self-evaluation process, provides feedback to the chief executive officer, and works with the chief executive officer to set agendas for board meetings. We have a separate chair for each committee of our board of directors, all of whom are independent directors. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our board of directors.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a science and technology committee, each of which operates pursuant to a charter adopted by our board of directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

Audit committee. Ms. Barbari, Mr. Fischer and Dr. Hubbard currently serve on the audit committee, which is chaired by Ms. Barbari. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Barbari as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our audit committee met eight (8) times during the year ended December 31, 2020. The audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm on an annual basis;
●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
●	reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
●	recommending based upon the audit committee’s review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
●	reviewing the Company’s risk assessment and risk management policies and procedures, and discussing with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures, including, but not limited to, reviewing, on an on-going basis, cybersecurity; and

●	reviewing quarterly earnings releases.

Compensation committee. Mr. Fischer, Dr. Shetty and Dr. Tursi currently serve on the compensation committee, which is chaired by Mr. Fischer. Our board of directors has determined that each member of the compensation committee is “independent” as defined in applicable Nasdaq rules. The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our compensation committee met seven (7) times during the year ended December 31, 2020. The compensation committee’s responsibilities include:

●	annually reviewing and making recommendations to the board of directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;
●	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the board of directors with respect to the compensation of our chief executive officer;
●	reviewing and approving the compensation of our other executive officers;
●	reviewing and establishing our overall management compensation philosophy and policy;
●	overseeing and administering our compensation and similar plans;
●	reviewing and approving our policies and procedures for the grant of equity-based awards;
●	reviewing and making recommendations to the board of directors with respect to director compensation;
●	reviewing and discussing with management the compensation discussion and analysis, if any, to be included in our annual proxy statement or Annual Report on Form 10-K; and
●	reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers.

Certain of our executive officers may provide information and assist our compensation committee in carrying out its functions, however, the Committee considers potential compensation actions and makes decisions independently. Our compensation committee has engaged the services of Pay Governance LLC, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other companies. Pay Governance LLC reports directly to the compensation committee. Pay Governance LLC does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pay Governance LLC does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.

Nominating and corporate governance committee. Dr. Hubbard, Ms. Barbari and Dr. Carson currently serve on the nominating and corporate governance committee, which is chaired by Dr. Hubbard. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in applicable Nasdaq rules. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our nominating and corporate governance committee met six (6) times during the year ended December 31, 2020. The nominating and corporate governance committee’s responsibilities include:

●	developing and recommending to the board of directors criteria for board and committee membership;
●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
●	reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
●	identifying individuals qualified to become members of the board of directors;
●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
●	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
●	developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and
●	overseeing the evaluation of the board of directors and management.

Science and Technology Committee. Dr. Tursi, Dr. Carson and Dr. Shetty currently serve on the science and technology committee, which is chaired by Dr. Tursi. The science and technology committee operates under a written charter, which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our science and technology committee met four (4) times during the year ended December 31, 2020. The science and technology committee’s responsibilities include:

●	identifying and discussing new and emerging trends in pharmaceutical science, technology, pharmaceutical regulation and manufacturing, and, as necessary, reporting to the board of directors on such trends and the committee’s deliberations;
●	reviewing, evaluating and advising the board of directors regarding the quality, direction and competitiveness of our research and development and manufacturing programs;
●	reviewing, evaluating and advising the board of directors regarding our progress in achieving our long-term strategic research and development goals and objectives; reviewing and making recommendations to the board of directors on our internal and external investments in science, technology and manufacturing. For any external investments in research and development (e.g., potential acquisitions, alliances, collaborations, equity investments, contracts and grants) that require approval by the board of directors, the committee provides the board of directors with its recommendation prior to any action by the board unless time does not permit;
●	regularly reviewing our pipeline of product candidates and clinical development performance;
●	providing assistance to the compensation committee in setting any pipeline or development performance metric(s) under our incentive compensation programs and reviewing the performance results;
●	evaluating its own performance annually and delivering a report to the board of directors setting forth the results of the evaluation;

●	reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the board of directors for its approval; and
●	performing any other activities consistent with its charter, our amended and restated bylaws and governing law or regulation, as the committee or the board of directors deems necessary or appropriate.

In 2019, the board established an ad hoc finance committee to act on its behalf on matters relating to potential transactions to raise capital and to review potential business development transactions. Mr. Fischer, Dr. Hubbard, Mr. Lele, and Mr. McKee served on the committee until June 2020, which was chaired by Mr. Fischer. The committee met one (1) time during the year ended December 31, 2020. In December 2020, the board re-established the ad hoc finance committee with the same scope of responsibility. Ms. Barbari, Mr. Fischer and Dr. Hubbard serve on the committee, which is chaired by Ms. Barbari. The re-constituted committee did not meet during the year ended December 31, 2020. Our board of directors may from time to time establish other committees.

Meetings of the Board of Directors

The full board of directors met nine (9) times during the year ended December 31, 2020. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our year ended December 31, 2020.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors. All of our directors at the time of our 2020 Annual Meeting of Stockholders attended the 2020 Annual Meeting of Stockholders.

Board Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, regulatory and legal compliance, and cyber-security; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Agile, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Nomination Process

In considering whether to recommend any candidate for inclusion in our board of directors’ slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and his or her ability to act in the interests of all stockholders. We believe that the value of diversity on the board should be considered by the nominating and corporate governance committee in the director identification and nomination process. The committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law or Company policy.

Stockholders may also nominate persons to be elected as directors. Our nominating and corporate governance committee will consider director candidates recommended by our stockholders, in accordance with our bylaws. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in our bylaws. In evaluating candidates recommended by our stockholders, our nominating and corporate governance committee applies the same criteria as discussed above. To nominate a person to stand for election as a director, a stockholder must provide our Secretary with timely notice of the nomination and the notice must include the information required by Section 2.4 of our bylaws.

Director Compensation

During our fiscal year ended December 31, 2020, we paid cash fees, granted restricted stock units (RSUs) and granted options to purchase shares of our common stock to our non-employee directors who served on our board of directors. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or has a business relationship with us that would require disclosure under certain SEC rules. Mr. Altomari, our chief executive officer and a member of our board of directors, did not receive any compensation from us during our fiscal year ended December 31, 2020 for his service as a director and is not included in the table below.

	Fees Earned or	Option	Restricted
Name	Paid in Cash	Awards(1)(2)	Stock Awards(1)(2)	Total
Sharon Barbari(3)	$21,292	$75,000	$75,000	$171,292
Sandra Carson, M.D., FACOG(4)	$16,958	$75,000	$75,000	$166,958
Seth H.Z. Fischer	$73,125	$37,500	$37,500	$148,125
John Hubbard, Ph.D.	$67,500	$37,500	$37,500	$142,500
Abhijeet Lele(5)	$58,375	$—	$—	$58,375
William T. McKee(6)	$47,166	$—	$—	$47,166
Ajit S. Shetty, Ph.D.	$54,375	$37,500	$37,500	$129,375
James P. Tursi, M.D.	$61,875	$37,500	$37,500	$136,875

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	As of December 31, 2020, our non-employee directors held the following aggregate number of shares under outstanding stock options (representing unexercised option awards—both exercisable and unexercisable) and unvested restricted stock unit awards:

	Aggregate Number of	Aggregate Number of
	Shares Underlying	Shares Underlying
Name	Option Awards	RSU Awards
Sharon Barbari	45,212	26,786
Sandra Carson,M.D.	45,212	26,786
Seth H.Z. Fischer	182,606	13,393
John Hubbard, Ph.D.	210,606	13,393
Abhijeet Lele	63,000	—
William T. McKee	188,000	—
Ajit S. Shetty, Ph.D.	196,606	13,393
James P. Tursi, M.D.	210,606	13,393

(3)	Ms. Barbari was elected to our board of directors effective June 9, 2020.

(4)	Dr. Carson was appointed to our board of directors effective June 9, 2020.

(5)	Mr. Lele retired from our board of directors effective June 9, 2020.

(6)	Mr. McKee retired from our board of directors effective June 9, 2020.

Non-Employee Director Compensation

Effective, June 1, 2020, each non-employee member of our board of directors received the following cash compensation for board services, as applicable:

●	$45,000 per year for service as a board of directors member;
●	$25,000 per year for service as lead independent director;
●	$20,000 per year for service as chairman of the audit committee;
●	$15,000 per year for service as chairman of the compensation committee;
●	$12,500 per year for service as chairman of the finance committee;
●	$10,000 per year for service as chairman of the nominating and corporate governance committee;
●	$12,500 per year for service as chairman of the science and technology committee; and
●	$5,000 per year for service as a member on each committee, except each member of the compensation committee received $7,500 per year for service in that role and each member of the audit committee received $10,000 per year for service in that role.

From January 1, 2020 to June 1, 2020, each non-employee member of our board of directors received the following cash compensation for board services, as applicable: (i) $45,000 per year for service as a board of directors member; (ii) $20,000 per year for service as lead independent director; (iii) $15,000 per year for service as chairman of the audit committee; (iv) $12,500 per year for service as chairman of the compensation committee; (v) $12,500 per year for service as chairman of the finance committee; (vi) $7,500 per year for service as chairman of the nominating and corporate governance committee; (vii) $12,500 per year for service as chairman of the science and technology committee; and (viii) $5,000 per year for service as a member on each committee, except each member of the audit committee received $7,500 per year for service in that role.

Non-employee members of our board of directors receive automatic grants of equity awards under our 2014 Amended and Restated Incentive Compensation Plan. Each non-employee director joining our board of directors will automatically be granted equity awards totaling $150,000 in value split equally between a non-statutory stock option to purchase shares of common stock with an exercise price equal to the fair market value of our common stock on the grant date and a restricted stock unit, or RSU. The shares subject to each initial option grant and RSU will vest in three successive equal annual installments over the 3-year period measured from the date of the non-employee director’s election to our board of directors, subject to the non-employee director’s continued board service through each vesting date and provided that the director attends at least 75% of the board meetings held during each respective year of board service. In 2020, Ms. Barbari and Dr. Carson received initial equity awards as described above upon joining our board of directors.

In addition, on the date of each annual meeting of our stockholders, each non-employee director will automatically be granted equity awards totaling $75,000 in value split equally between a non-statutory stock option to purchase shares of our common stock on that date with an exercise price equal to the fair market value of our common stock on the grant date and an RSU. In 2020, each non-employee director, except for Ms. Barbari and Dr. Carson as described above, received (i) a stock option to purchase 22,606 shares of common stock, which shares will vest on the first anniversary of the grant date, subject to the non-employee director’s continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service, and (ii) 13,393 RSUs, which will vest on the first anniversary of the grant date, subject to the non-employee director’s continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service. The decision to establish a value of equity awards and to equally split the awards between stock option shares and RSUs was based on a review of director equity compensation by our board that included participation by the board’s compensation committee advisor, PayGovernance LLC. In making this determination, our board of directors considered our business plan, our stock price and potential dilution to stockholders, and the need to adequately compensate our directors for their service.

The shares subject to each option grant or RSU under the director compensation policy will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of our outstanding voting stock or (iii) a change in the majority of our board of directors effected through one or more proxy contests for board membership, or a Change in Control. All automatic director options have a maximum term of ten years.

We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Limitation of Liability and Indemnification Arrangements

As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated by-laws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

●	any breach of the director’s duty of loyalty to us or our stockholders;
●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
●	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
●	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our amended and restated by-laws provide that we will:

●	indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and
●	advance expenses, including attorneys’ fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such persons in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these indemnification agreements, along with the above-referenced provisions of our amended and restated certificate of incorporation and amended and restated bylaws, are necessary to attract and retain qualified persons as directors and executive officers.

We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors and officers in the future for any breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 23, 2021:

Name	Age	Position
Al Altomari	62	Chairman and Chief Executive Officer
Dennis P. Reilly	62	Senior Vice President and Chief Financial Officer
Geoffrey P. Gilmore	55	Senior Vice President, General Counsel and Corporate Secretary
Robert G. Conway	64	Senior Vice President and Chief Supply Chain Officer
Paul Korner	55	Senior Vice President and Chief Medical Officer

Al Altomari. Please see Mr. Altomari’s biography on page 12 of this proxy statement under the section entitled “Proposal One—Election of Directors—Nominees for Class III Directors for a term Expiring in 2024.”

Dennis P. Reilly. Mr. Reilly joined Agile in August of 2019 as our Senior Vice President and Chief Financial Officer. Mr. Reilly has had significant experience with commercial companies in the pharmaceutical and diagnostics sectors. From 2017 to 2019, he served as Chief Financial and Chief Operating Officer of Invisible Sentinel, Inc., a private company, which BioMerieux acquired in February 2019. From 2009 to 2017, he served as Chief Financial Officer of NeoStrata Company, Inc., a privately held global leader in dermocosmetics, which was sold to Johnson & Johnson Consumer Inc. in 2016. From 2005 to 2008, he served as the Chief Financial Officer, and prior to that as Controller, of Barrier Therapeutics, Inc., a public dermatology focused specialty pharmaceutical company, which was sold to Stiefel Laboratories, Inc. in 2008. Mr. Reilly was the Corporate Controller at the Medicines Company from 2002 to 2005. In addition, he held positions of increasing responsibilities at Mobil Oil Corporation, which included financial statement preparation, internal audit, SEC reporting, and financial analysis. Mr. Reilly is a C.P.A., who received his B.S. in Accounting from Villanova University and his M.B.A. from Virginia Tech.

Geoffrey P. Gilmore. Mr. Gilmore has been our General Counsel since August 2014. From 2012 to April 2016, Mr. Gilmore was a principal of Life Sciences Advisory Services, providing consulting services to the pharmaceutical and life science industries. He served as Senior Vice President, General Counsel and Corporate Secretary of Amicus Therapeutics, Inc., a public bio-pharmaceutical company, from 2008 to 2012. Prior to joining Amicus, Mr. Gilmore spent 10 years at Bristol-Myers Squibb where he held roles of increasing responsibility in the legal department with the Commercial, Intellectual Property, and R&D legal groups, served in the Office of the Corporate Secretary and then reported to the General Counsel as Vice-President and Senior Counsel, Corporate Securities. Mr. Gilmore began his legal career in the business and finance groups at Philadelphia based law firms, Ballard Spahr LLP and Montgomery McCracken Walker & Rhoads LLP. Mr. Gilmore received his B.A. degree from Franklin and Marshall College, and his J.D. from the University of Michigan Law School.

Robert G. Conway. Mr. Conway has served as our Senior Vice President and Chief Supply Chain Officer since January 2020. Prior to that, he served as our Senior Vice President, Enterprise Planning and Information Management since October 2017, as our Senior Vice President of Operations from 2014 to 2017 and as our Chief Development Officer and Vice President of Operations from 2004 to 2014. Mr. Conway has over thirty years of practice in U.S. and international operations with an extensive background in the medical device, pharmaceutical and consumer products industries. Mr. Conway has also previously served as Principal of R. G. Conway and Associates, an independent engineering and project management-consulting firm. Prior to consulting in 1997, Mr. Conway began his career in healthcare with Johnson & Johnson and later joined a Johnson & Johnson supported venture-backed medical device company operating as President and Chief Operating Officer. Mr. Conway holds a B.S. degree in Mechanical Engineering from New Jersey Institute of Technology.

Paul Korner. Mr. Korner joined Agile in August of 2020 as our Senior Vice President and Chief Medical Officer. Dr. Korner has served in various leadership positions of increasing responsibility at several global companies focused on female reproductive health, including Solvay Pharmaceuticals, Wyeth Research, Bayer, and Ferring Pharmaceuticals. Dr. Korner has led more than 50 clinical trials that include multiple engagements with the U.S. Food and Drug Administration, European Medicines Agency, Pharmaceuticals and Medical Devices Agency in Japan, and Health Canada.   Most recently Dr. Korner brought his clinical and development acumen to the gene therapy space as a Senior Vice President of Clinical Development & Medical Affairs at Axovant Gene Therapies, Ltd. Dr. Korner received his MD from the Stritch School of Medicine at Loyola University. He also holds an MBA from the Michael J. Coles College of Business at Kennesaw State University. He currently serves on the Laidlaw Venture Partners Scientific Advisory Board and the Board of Directors of Voltron Therapeutics as an Independent Director.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the compensation paid to our President and Chief Executive Officer, and our other two most highly compensated individuals, for the fiscal years ended December 31, 2020 and 2019. We refer to these individuals as our named executive officers.

							Nonequity
							Incentive
				Stock	Option		Plan		All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards	Awards(2)		Compensation		Compensation		Total
Al Altomari	2020	$554,783	$—	$75,001	$1,427,166		$310,145	(4)	$29,124	(6)	$2,396,219
Chairman & Chief	2019	$506,733	$—	$—	$330,266		$441,000	(5)	$23,372		$1,301,371
Executive Officer

Geoffrey P. Gilmore	2020	$402,500	$100,000	$28,501	$542,324		$165,000	(4)	$34,034	(7)	$1,272,359
Sr. VP, General Counsel	2019	343,100	$—	$—	$230,846	(3)	$225,000	(5)	$29,428		$828,374
& Corporate Secretary

Dennis P. Reilly (9)	2020	$376,833	$—	$27,751	$528,051		$153,000	(4)	$20,928	(8)	$1,106,563
Sr. VP & Chief Financial Officer

(1)	Represents an incentive award granted in connection with a retention plan adopted by the Company on July 3, 2019, or the 2019 Retention Plan, to induce employees to remain continuously employed by the Company through the approval of the NDA for Twirla by the FDA. Approval of the NDA for Twirla was received from the FDA in February 2020 and the bonus was paid on February 19, 2020.
(2)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)	Includes grant date fair value of stock option awards that were granted on July 3, 2019, in connection with the 2019 Retention Plan.
(4)	Represents an annual incentive award earned as result of our performance in the 2020 fiscal year paid in February 2021. The amounts included reflect the compensation committee’s determination to set the level of achievement at 100% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2020, as discussed further below.
(5)	Represents an annual incentive award earned as result of our performance in the 2019 fiscal year paid in February 2020. The amounts included reflect the compensation committee’s determination to set the level of achievement at 160% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2019.
(6)	Represents $24,458 for premiums paid by us for health and group life insurance and $4,666 paid by us for life insurance.
(7)	Represents $32,964 for premiums paid by us for health and group life insurance and $1,744 paid by us for life insurance.

(8)	Represents $19,185 for premiums paid by us for health and group life insurance and $1,070 paid by us for life insurance.
(9)	Mr. Reilly was not previously a Named Executive Officer. Accordingly, this Summary Compensation Table sets forth his 2020 compensation information only.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Pursuant to employment agreements entered into with us, each of our named executive officers is eligible to receive (i) a base salary and (ii) an annual performance bonus payable in cash, stock or a combination of both at the discretion of the compensation committee of the board of directors. The target amount of each named executive officer’s annual performance bonus is a percentage of his or her base salary, as set forth in the table below, and the actual amount payable is based on the achievement of individual and corporate objectives. In addition, in 2019, we implemented a retention plan, or the 2019 Retention Plan, to induce employees to remain with the Company as further described below.

Base Salary and Annual Performance Bonus

The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2020, is listed in the table below:

	2020	2020 Target
Name	Base Salary	Performance Bonus
Al Altomari	554,783	55%
Geoffrey P. Gilmore	402,500	40%
Dennis P. Reilly	376,833	40%

For 2020, the board approved a 3.5% merit-based increase in the base salary for each officer, which will became effective as of March 1, 2020. The salaries for Mr. Altomari, Mr. Gilmore and Mr. Conway were further adjusted to better align with salaries in our peer group. The target bonus payments made in 2020 reflected the accomplishment in 2019 of significant progress towards the approval of Twirla, including an overwhelmingly positive vote (14-1 with 1 abstention) in support of approval of the Twirla NDA at the advisory committee convened by the FDA, and the management of our financial resources.

For 2021, the board approved a 3.0% merit-based increase in the base salary for each officer, which will become effective as of March 1, 2021. The salaries for Mr. Altomari and Mr. Reilly were further adjusted to better align with salaries in our peer group in the following percentages: (i) Mr. Altomari, 4%, and (ii) Mr. Reilly, 3.5%. As of March 1, 2021, Mr. Altomari’s salary increased to $600,554, Mr. Gilmore’s salary increased to $425,390 and Mr. Reilly’s salary increased to $407,043. Additionally for 2021, the board approved an increase in the bonus targets for each officer. Mr. Altomari’s bonus target was increased from 55% to 60%, Mr. Gilmore’s bonus target was increased from 40% to 45%, and Mr. Reilly’s bonus target was increased from 40% to 45%.

Objectives for the named executive officers’ target bonuses for our fiscal year ended December 31, 2020 included four general categories: (1) activities to support establishing the supply chain for Twirla®, collectively weighted at 30% of the total bonus potential, (2) management of our financial and liquidity position for 2020, collectively weighted at 30% of the total bonus potential, (3) activities related to the commercial launch of Twirla, collectively weighted at 35% of the total bonus potential, and (4) activities related to implementing the post approval commitments to the FDA in connection with the FDA’s approval of Twirla, collectively weighted at 5% of the total bonus potential.

Objectives for the 2020 named executive officer target bonuses were deemed to be achieved at 100%, which in the discretion of the compensation committee reflected that (i) the Company had completed validation of its commercial manufacturing process, established its commercial supply chain and shipped product to wholesalers during a challenging environment with the COVID-19 pandemic, (ii) the Company had significantly overachieved its goals to raise additional capital and manage its expenses, and (iii) fully met the timelines for its obligations to the FDA. The named executive officers received bonus payments equal to the applicable target amounts set forth above.

Each of our named executive officers is eligible to receive certain benefits if his or her employment is terminated under certain circumstances, as described under “Severance and Change in Control Benefits” below.

2019 Retention Plan

On July 3, 2019, we adopted the 2019 Retention Plan to provide (i) cash retention payments to all remaining employees of the Company, except for Mr. Altomari, in order to induce such employees to remain employed by the Company through the approval of Twirla, and (ii) stock option grants to all remaining employees of the Company, except for Mr. Altomari, in order to induce such employees to remain employed by the Company through the approval of Twirla.

Employees who participated in the Retention Plan and (i) remained continuously employed by the Company through the approval of Twirla were paid a lump-sum cash payment in an amount determined by the compensation committee of our board of directors at the time of the adoption of the 2019 Retention Plan. Eligible employees who terminated service prior to the approval of Twirla did not receive retention payments. The cash retention payments were made in February 2020.

In addition, all remaining employees were granted a stock option to purchase the number of shares of common stock of the Company as approved by our board’s compensation committee, with a per share exercise price of $1.48 which was equal to the closing price of the Company’s common stock as reported by Nasdaq on July 3, 2019. Each option vested in two equal 50% installments on each of July 3, 2020 and December 31, 2020. In addition, the vesting schedule for stock options granted in January 2019 was amended for all employees holding such options who were employed on July 3, 2019, except for Mr. Altomari, as follows: 50% of the option vested on January 29, 2020, 25% vested on June 30, 2020 and the remaining 25% vested on December 31, 2020.

Mr. Gilmore participated in the 2019 Retention Plan. On February 19, 2020, Mr. Gilmore received a cash retention payment of $100,000. In addition, Mr. Gilmore was granted a stock option to purchase 150,000 shares of the Company’s common stock on the terms described above.

Equity Compensation

We have historically offered stock options as the primary long-term incentive vehicle to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. We typically grant stock options to new hires upon their commencing employment with us. Awards to newly hired employees generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

As part of an annual compensation evaluation of our named executive officers at the beginning of each year, the compensation committee of the board of directors considers granting stock options and other long-term incentive vehicles to our named executive officers based on such executive’s individual performance for the preceding year and as an incentive for future performance. Stock options are granted under our 2014 Amended and Restated Incentive Compensation Plan, or the 2014 Plan, and generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

Effective January 27, 2021, the compensation committee of our board of directors granted to each of our named executive officers the following number of stock options to purchase shares of our common stock at an exercise price of $2.82 per share, which was the closing price of our common stock on January 27, 2021 as reported by Nasdaq: (i) Mr. Altomari -  692,641; (ii) Mr. Gilmore - 259,740; and (iii) Mr. Reilly - 303,030. The compensation committee made its decision to grant stock options to our named executive officers based on their individual performance for 2020 and to further reflect our transition from a clinical-stage development company to a commercial company.

As described under “Outstanding Equity Awards as of December 31, 2020 below, all outstanding and unvested options held by our named executive officers are subject to accelerated vesting in the event we experience a change in control and the stock options are not assumed by the successor corporation, or at the discretion of the board of directors. In addition, all outstanding equity awards held by our named executive officers are subject to accelerated vesting in the event of a termination without cause or resignation for good reason that occurs in connection with a change in control, as described under “Severance and Change in Control Benefits” below.

Outstanding Equity Awards as of December 31, 2020

The following table sets forth information regarding each outstanding equity award held by each of our named executive officers as of December 31, 2020. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

		Number of	Number of			Number of		Market Value
		Securities	Securities			Shares or		of Shares or
		Underlying	Underlying			Units of		Units of
		Unexercised	Unexercised	Option		Stock That		Stock That
		Options	Options	Exercise	Option	Have Not		Have Not
	Grant	Exercisable	Unexercisable	Price	Expiration	Vested		Vested
Name	Date(1)	(#)	(#)	($)(2)	Date	(#)		($)
Al Altomari	12/6/2012	262,145	—	$4.38	12/5/2022
	6/24/2014	72,500	—	$10.75	6/23/2024
	2/19/2015	90,000	—	$9.45	2/18/2025
	2/19/2015	90,000	—	$10.75	2/18/2025
	2/8/2016	100,000	—	$5.93	2/7/2026
	1/25/2017	235,000	5,000	$2.26	1/24/2027
	1/24/2018	186,659	69,341	$3.46	1/23/2028
	6/20/2018	150,000	—	$0.58	6/19/2028
	1/29/2019	259,185	281,715	$0.84	1/28/2029
	1/29/2019	73,987	80,413	$2.50	1/28/2029
	1/22/2020	—	833,333	$2.83	1/21/2030
	1/22/2020	—	—	—		26,502	(3)	$76,061
Geoffrey P. Gilmore	8/1/2014	30,000	—	$6.00	7/31/2024
	2/19/2015	21,000	—	$9.45	2/18/2025
	2/8/2016	30,000	—	$5.93	2/7/2026
	4/18/2016	30,000	—	$6.46	4/17/2026
	1/25/2017	137,095	2,905	$2.26	1/24/2027
	1/24/2018	78,017	28,983	$3.46	1/23/2028
	6/20/2018	150,000	—	$0.58	6/19/2028
	1/29/2019	172,600	—	$0.84	1/28/2029
	1/29/2019	38,500	—	$2.50	1/28/2029
	7/3/2019	150,000	—	$1.48	7/2/2029
	1/22/2020	—	316,667	$2.83	1/21/2030
	1/22/2020	—	—	—		10,071	(3)	$28,904
Dennis P. Reilly	8/5/2019	12,500	100,000	$1.01	8/4/2029
	1/22/2020	—	308,333	$2.83	1/21/2030
	1/22/2020	—	—	—		9,806	(3)	$28,143

(1)	Each of the option awards vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the executive’s continuous service with us through the vesting date.
(2)	All of the option awards listed in the table above were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of grant.
(3)	These awards fully vested on January 22, 2021.

Severance and Change in Control Benefits

Al Altomari

We entered into an employment agreement with Mr. Altomari on October 11, 2010, which was amended on December 18, 2012, amended and restated on April 12, 2016, and amended and restated on August 14, 2020. Pursuant to the terms of the agreement, Mr. Altomari is entitled to receive certain benefits in the event his employment is terminated.

Payments Upon Termination Absent a Change in Control.

If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Altomari’s health insurance premiums for a period of 12 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Altomari shall be paid in full upon the change in control.

In the event Mr. Altomari’s employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of Mr. Altomari’s health insurance premiums for a period of 12 months following the date of his termination due to his disability or until Mr. Altomari obtains other employment, whichever is sooner.

Payments Upon Termination in Connection with a Change in Control.

If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 2.0 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Altomari’s target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Altomari’s health insurance premiums for a period of 24 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Altomari (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Altomari would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

Under Mr. Altomari’s employment agreement, the terms below are generally defined as follows:

“Change in Control” means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the board after such transaction constitutes less than 50% of the members of the board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

“Good reason” means Mr. Altomari’s resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Altomari’s experience.

“Reasonable cause” means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Altomari’s willful violation of the Company’s bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company’s best interest; (ii) intentional failure to perform any lawful duties assigned by the board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

The payment of any severance compensation described above is subject to Mr. Altomari’s execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 24-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 12-month period following his termination date in all other cases.

Geoffrey P. Gilmore

We entered into an employment agreement with Mr. Gilmore on April 12, 2016, which was amended on July 3, 2019 and amended and restated on August 14, 2020. Pursuant to the terms of the agreement, as amended, Mr. Gilmore is entitled to receive certain benefits in the event his employment is terminated.

Payments Upon Termination Absent a Change in Control.

If Mr. Gilmore terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Gilmore’s health insurance premiums for a period of 12 months following the date of his termination or until he obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Gilmore shall be paid in full upon the change in control.

In the event Mr. Gilmore’s employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of his health insurance premiums for a period of 12 months following the date of his termination due to his disability or until he obtains employment, whichever is sooner.

Payments Upon Termination in Connection with a Change in Control.

If Mr. Gilmore terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to his target annual bonus for the year in which his termination occurs, (iii) reimbursement of his health insurance premiums for a period of 18 months following the date of his termination or until he obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Gilmore (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Gilmore would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

Under Mr. Gilmore’s employment agreement, the terms below are generally defined as follows:

“Change in Control” means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the board after such transaction constitutes less than 50% of the members of the board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

“Good reason” means Mr. Gilmore’s resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Gilmore’s experience.

“Reasonable cause” means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Gilmore’s willful violation of the Company’s bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company’s best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

The payment of any severance compensation described above is subject to Mr. Gilmore’s execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for an 12-month period after his termination without cause or for good reason upon or within 18 months following a change of control.

Dennis P. Reilly

We entered into an employment agreement with Mr. Reilly on August 5, 2019, which was amended and restated on August 14, 2020. Pursuant to the terms of the agreement, as amended, Mr. Reilly is entitled to receive certain benefits in the event his employment is terminated.

Payments Upon Termination Absent a Change in Control.

If Mr. Reilly terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of his health insurance premiums for a period of 12 months following the date of his termination or until he obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Reilly shall be paid in full upon the change in control.

In the event Mr. Reilly’s employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of his health insurance premiums for a period of 12 months following the date of his termination due to his disability or until he obtains employment, whichever is sooner.

Payments Upon Termination in Connection with a Change in Control.

If Mr. Reilly terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to his target annual bonus for the year in which his termination occurs, (iii) reimbursement of his health insurance premiums for a period of 18 months following the date of his termination or until he obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Reilly (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Reilly would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

Under Mr. Reilly’s employment agreement, the terms below are generally defined as follows:

“Change in Control” means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the board after such transaction constitutes less than 50% of the members of the board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

“Good reason” means Mr. Reilly’s resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Reilly’s experience.

“Reasonable cause” means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Reilly’s willful violation of the Company’s bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company’s best interest; (ii) intentional failure to perform any lawful duties assigned by the board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

The payment of any severance compensation described above is subject to Mr. Reilly’s execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after his termination without cause or for good reason upon or within 18 months following a change of control.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees would be eligible generally, including reimbursement of certain medical expenses incurred by such named executive officer and, if applicable, his or her eligible dependents, through a health reimbursement account funded by us.

Effective April 12, 2016, the compensation committee of our board of directors approved a life insurance benefit for our named executive officers in an amount equal to up to twice the named executive officer’s base salary and target bonus capped at $1,000,000.

We do not generally provide our named executive officers with perquisites or other personal benefits (other than severance benefits, and the life insurance benefit, as described above).

PROPOSAL TWO

NON-BINDING ADVISORY VOTE ON THE 2020 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Information Regarding the Non-Binding Advisory Vote on the 2020 Compensation of our Named Executive Officers

Pursuant to Section 14A of the Exchange Act, we are holding a non-binding advisory stockholder vote on the compensation of our named executive officers, as described in the “Executive Compensation” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this proxy statement. This proposal is commonly known as a “say-on-pay” proposal. At the Annual Meeting, stockholders will be asked to approve the following resolution:

RESOLVED, that the stockholders of Agile Therapeutics, Inc. approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement.

At our 2020 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every year for casting advisory votes regarding our executive compensation. After considering the vote of stockholders on the matter, as well as our general compensation philosophy, we adopted an annual frequency for seeking advisory votes on executive compensation.

The compensation committee oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our named executive officers. Our executive compensation program is designed to meet the following objectives:

●	align management interests with the interests of our stockholders;
●	emphasize the use of “at risk” and performance based compensation to motivate executives to advance our interests; and
●	provide executive compensation packages that are competitive in order to attract and retain executives whose skills are critical to the current and long term success of the Company.

Please read the “Executive Compensation” section starting on page 25 of this proxy statement for a detailed discussion of our executive compensation programs, including information about the 2020 compensation of our Named Executive Officers.

Vote Required for Approval of this Proposal

The advisory vote on the compensation of our named executive officers will be approved by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be the equivalent of votes against this proposal and broker non-votes will not have an effect on the outcome of this proposal.

While this vote is being conducted on an advisory basis, and is therefore not binding on us, the vote will be carefully considered by the compensation committee and our board. Both our compensation committee and our board value the opinions of our stockholders and, to the extent there is any meaningful vote against the 2020 compensation of our named executive officers, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. The outcome of the vote, however, will not be construed as overruling any prior decision by the Company, the compensation committee or the board.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE 2020 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2021. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2009. Our audit committee reviews the engagement of Ernst & Young LLP annually following completion of Ernst & Young LLP’s audit of the prior year’s financial statements. Our audit committee is directly responsible for the appointment, compensation, retention, oversight and termination of our independent auditors in accordance with Nasdaq listing standards. The audit committee also is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. Under SEC rules and Ernst & Young LLP’s practice, the lead engagement audit partner, as well as the consulting partner, are each required to change every five years. Our audit committee interviewed and approved the audit partner.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Agile and its stockholders. At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of shares present in person or represented by proxy and entitled to vote on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2020 and 2019:

	2020	2019
Audit Fees(1)	$542,000	$450,572
Audit‑Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$542,000	$450,572

(1)	Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including our 2020 and 2019 public offerings of common stock in connection with our shelf registration statements. Included in the 2020 audit fees are $70,000 of fees billed in connection with our public offering of common stock. Included in the 2019 audit fees are $130,000 of fees billed in connection with our public offerings of common stock.
(2)	Audit-Related Fees: Consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)	All Other Fees: Consist of the aggregate fees billed for products and services provided, other than the services reported as Audit Fees, Audit-Related Fees or Tax Fees.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 14, 2021 (except as otherwise noted) for:

●	based on reports filed with the SEC, each person, or group of persons, who beneficially owns more than five percent (5%) of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 88,263,741 shares of common stock outstanding at April 14, 2021. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of April 14, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Agile Therapeutics, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540.

	Number of Shares
	Beneficially	Percentage of Shares
Name of Beneficial Owner(1)	Owned	Beneficially Owned
5% or Greater Stockholders
Perceptive Advisors LLC(2)	17,769,925	19.7%
BlackRock, Inc.(3)	5,121,965	5.8%
The Vanguard Group(4)	4,372,776	5.0%
Named Executive Officers and Directors
Al Altomari(5)	2,370,059	2.7%
Geoffrey P. Gilmore(6)	1,038,101	1.2%
Dennis P. Reilly(7)	315,335	*
Sharon Barbari(8)	15,071	*
Sandra Carson, M.D., FACOG(9)	15,071	*
John Hubbard, Ph.D., FCP(10)	228,555	*
James P. Tursi(11)	228,555	*
Ajit Shetty, Ph.D.(12)	221,555	*
Seth H.Z. Fischer(13)	200,555	*
All current executive officers and directors as a group (11 persons)	5,204,317	5.6%

*            Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 88,263,741 shares outstanding on April 14, 2021.

(2)	Based on information provided by Perceptive Advisors LLC, in a Schedule 13G/A filed on February 16, 2021, reporting as of December 31, 2020, and includes 15,919,925 shares of common stock held by Perceptive Life Sciences Master Fund Ltd (the “Fund”), Perceptive Advisors LLC (the “Advisor”) and Mr. Joseph Edelman. These shares are held of record by the Fund. The Advisor serves as the investment manager of the Fund. Mr. Edelman is the managing member of the Advisor. As such, the Fund, the Advisor and Mr. Edelman may each be deemed to share voting and investment power over these shares. Also includes warrants to purchase 1,850,000 shares of common stock held by Perceptive Credit Holdings III, LP (the “Affiliate”), an affiliate of the Advisor. The address for each of the Fund, the Advisor, Mr. Edelman and the Affiliate is 51 Astor Place, 10th Floor, New York, NY 10003.
(3)	Based upon the information provided by BlackRock, Inc., or BlackRock in a Schedule 13G filed on February 2, 2021, reporting as of December 31, 2020. According to this Schedule 13G, BlackRock has sole voting power with respect to 5,087,515 of these shares, sole dispositive power with respect to all of these shares, and shared voting and shared dispositive power with respect to none of these shares. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.
(4)	Based upon the information provided by The Vanguard Group, or Vanguard, in a Schedule 13G filed on February 10, 2021, reporting as of December 31, 2020. According to this Schedule 13G, Vanguard has sole voting power with respect to none of these shares, sole dispositive power with respect to 4,204,973 of these shares, shared voting power with respect to 136,262 of these shares and shared dispositive power with respect to 167,803 of these shares. The address for The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.
(5)	Includes (a) 468,710 shares of common stock owned by Mr. Altomari and (b) 1,901,349 shares of common stock that Mr. Altomari has the right to acquire from us within 60 days of April 14, 2021.
(6)	Includes (a) 81,283 shares of common stock owned by Mr. Gilmore and (b) 956,818 shares of common stock that Mr. Gilmore has the right to acquire from us within 60 days of April 14, 2021.
(7)	Includes (a) 181,306 shares of common stock owned by Mr. Reilly and (b) 134,029 shares of common stock that Mr. Reilly has the right to acquire from us within 60 days of April 14, 2021.
(8)	Includes 15,071 shares of common stock that Ms. Barbari has the right to acquire from us within 60 days of April 14, 2021.
(9)	Includes 15,071 shares of common stock that Ms. Carson has the right to acquire from us within 60 days of April 14, 2021
(10)	Includes (a) 17,949 shares of common stock owned by Dr. Hubbard and (b) 210,606 shares of common stock that Dr. Hubbard has the right to acquire from us within 60 days of April 14, 2021.
(11)	Includes (a) 17,949 shares of common stock owned by Dr. Tursi and (b) 210,606 shares of common stock that Dr. Tursi has the right to acquire from us within 60 days of April 14, 2021.
(12)	Includes (a) 24,949 shares of common stock owned by Dr. Shetty and (b) 196,006 shares of common stock that Dr. Shetty has the right to acquire from us within 60 days of April 14, 2021.
(13)	Includes (a) 17,949 shares of common stock owned by Mr. Fischer and (b) 182,606 shares of common stock that Mr. Fischer has the right to acquire from us within 60 days of April 14, 2021.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Number of
Securities
	to be Issued			Number of
	Upon Exercise of		Weighted Average	Securities
	Outstanding		Exercise Price of	Remaining Available
	Options,		Outstanding Options,	for Future Issuance
	RSUs, Warrants		Warrants	Under Equity
Plan Category	and Rights		and Rights(1)	Compensation Plans
Equity compensation plans approved by stockholders	8,519,086	(2)	$3.13	1,980,203
Equity Compensation plans not approved by stockholders	—		—	—
Total	8,519,086			1,980,203

(1)	Represents the weighted-average exercise price of outstanding stock options.
(2)	Consists of outstanding options to purchase 8,519,086 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the cash and equity compensation arrangements of our directors and named executive officers discussed above under “Management—Director Compensation” and “Executive Compensation,” the following is a description of transactions since January 1, 2020, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with or immediate family members of any of the foregoing, had or will have a direct or indirect material interest.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements, see the section of this prospectus entitled “Executive Compensation.”

Equity Awards and Payments to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors and paid fees to certain of our directors as more fully described in the section entitled “Management—Director Compensation” and “Executive Compensation.”

Loan Agreement

In February 2020, we entered into a Credit Agreement and Guaranty with Perceptive Credit Holdings III, LP, or Perceptive, an affiliate of a beneficial holder of more than 5% of our capital stock, for a senior secured term loan credit facility of up to $35.0 million, or the Perceptive Credit Agreement. In February 2021, the Perceptive Credit Agreement was amended to add a fourth tranche of $10.0 million. A first tranche of $5 million was funded on execution of the Perceptive Credit Agreement. A second tranche of $15 million was funded as a result of the approval of Twirla by the FDA. Another $25.0 million will be available in two separate tranches upon the achievement of certain revenue milestones. The facility will be interest only until the third anniversary of the closing date. The interest rate on loans made under the Perceptive Credit Agreement is an annual rate equal to the London Interbank Offered Rate for one-month deposits (“LIBOR”) plus 10.25%, provided that LIBOR shall not be less than 1.5%. The Perceptive Credit Agreement provides for interest-only payments until the third anniversary of the closing date. As of April 14, 2021, we have not paid any amounts in principal and have paid approximately $2.7 million in interest since our entry into the Perceptive Credit Agreement, as amended.

As part of the Perceptive Credit Agreement, we issued Perceptive warrants to purchase 1,400,000 shares of Agile common stock. The per share exercise price for 700,000 shares is $3.74, which is equal to the 5-day volume weighted average exercise price, or 5 Day VWAP, as of the trading day immediately prior to closing. The per share exercise price for the remaining 700,000 shares of Agile common stock is $4.67, which is 1.25 times the 5 Day VWAP, as of the trading day immediately prior to closing. In connection with the amendment of the Perceptive Credit Agreement in February 2021, we issued Perceptive a warrant to purchase 450,000 additional shares of Agile common stock at an exercise price of $2.87 per share.

Review and Approval of Related Party Transactions

Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

●	the related person’s interest in the transaction;
●	the approximate dollar value of the transaction;
●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and
●	the purpose and potential benefit to us of the transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers to file reports of holdings and transactions in our equity securities with the SEC. As a practical matter, we assist our directors and officers by completing and filing these reports electronically on their behalf. We believe that our directors and officers timely complied with all such filing requirements during 2020, except that an amended Form 3 was filed on November 23, 2020 to amend a Form 3 dated October 12, 2017 for Robert Conway, Senior Vice President and Chief Supply Chain Officer, in order to report the direct ownership of 6,200 shares of common stock that were inadvertently omitted from the original Form 3 filing.

AUDIT COMMITTEE REPORT

The information contained in the following report of Agile’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

Role of the Audit Committee

The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Agile’s audit committee charter, published on the corporate governance section of Agile’s website at http://ir.agiletherapeutics.com/.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2020

The audit committee has reviewed and discussed with Agile’s management and Ernst & Young LLP the audited financial statements of Agile Therapeutics, Inc. for the year ended December 31, 2020. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Agile’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

Sharon Barbari (Chair)

Seth H.Z. Fischer

John Hubbard, Ph.D., FCP

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Agile may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS

Princeton, NJ
April 23, 2021

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 During The Meeting - Go to www.virtualshareholdermeeting.com/AGRX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D49505-P56571 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AGILE THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! !! 1. Election of Directors Nominees: 01) Al Altomari 02) John Hubbard, Ph.D., FCP 03) James P. Tursi, M.D. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! 2. The approval, on a non-binding, advisory basis, of the 2020 compensation of our named executive officers. 3. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D49506-P56571 AGILE THERAPEUTICS, INC. Annual Meeting of Stockholders June 8, 2021 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Geoffrey P. Gilmore and Dennis P. Reilly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 8, 2021, via the internet at www.virtualshareholdermeeting.com/AGRX2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side